                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             ----------------------

         Date of Report (Date of earliest event reported): April 2, 2004

                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


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
          Pennsylvania                           0-21639                     23-2858652
---------------------------------       ------------------------      -----------------------
  (State or other jurisdiction          (Commission File Number)         (I.R.S. Employer
       of incorporation)                                              Identification Number)


                507 Prudential Road, Horsham, Pennsylvania 19044
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (215) 441-3000
                                                           --------------

                                Not applicable.
          -----------------------------------------------------------
          Former name or former address, if changed since last report

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Item 5. Other Events and Regulation FD Disclosure.

         On April 2, 2004, the Company issued a press release announcing that it completed the acquisition of RMH Teleservices, Inc. A copy of that press release is attached hereto as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired

         Not Applicable

         (b)   Pro Forma Financial Information

         Not Applicable

         (c)   Exhibits

         The following exhibits are filed with this Report on Form 8-K:

Number     Title
------     -----

2.1 Agreement and Plan of Merger by and among NCO Group, Inc., NCOG Acquisition Corporation, and RMH Teleservices, Inc., dated as of November 18, 2003 (previously filed with Form 8-K filed on November 20, 2003). (The schedules and exhibits to the Agreement and Plan of Merger are omitted pursuant to Item 601(b)(2) of Regulation S-K. NCO Group, Inc., agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.)

2.2 First Amendment to Agreement and Plan of Merger by and among NCO Group, Inc., NCOG Acquisition Corporation, and RMH Teleservices, Inc., dated as of January 22, 2004 (previously filed with Form 8-K on January 23, 2004).

2.3 Second Amendment to Agreement and Plan of Merger by and among NCO Group, Inc., NCOG Acquisition Corporation, and RMH Teleservices, Inc., dated as of March 1, 2004 (previously filed with Form 8-K on March 3, 2004).

99.1       Press Release of NCO Group, Inc. dated April 2, 2004.





                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NCO GROUP, INC.



                                By:  Steven L. Winokur
                                     ------------------------------------------
                                     Executive Vice President, Finance
                                     and Chief Financial Officer


Date: April 2, 2004